Exhibit (j)(ii)

POWER OF ATTORNEY

The undersigned trustee of the DIREXION SHARES ETF TRUST, a Delaware statutory trust (the “Trust”), hereby nominates, constitutes and appoints Angela Brickl as his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead in any and all capacities, to make, execute and sign the Trust’s registration statement on Form N-1A (“Registration Statement”) under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any and all amendments to such Registration Statement and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the beneficial interest of the Trust, any such Registration Statement or amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned trustee himself might or could do.

IN WITNESS WHEREOF, DIREXION SHARES ETF TRUST has caused this power of attorney to be executed in its name by its Chairman of the Board, who has hereunto set his hands and seal at New York, New York on this 10th day of February, 2021.

DIREXION SHARES ETF TRUST

By:	/s/ Daniel D. O’Neill
Name: Daniel D. O’Neill, Chairman of the Board

Signature	Title

/s/ Daniel D. O’Neill	Chairman of the Board
Daniel D. O’Neill

POWER OF ATTORNEY

The undersigned trustee of the DIREXION SHARES ETF TRUST, a Delaware statutory trust (the “Trust”), hereby nominates, constitutes and appoints Angela Brickl as his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead in any and all capacities, to make, execute and sign the Trust’s registration statement on Form N-1A (“Registration Statement”) under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any and all amendments to such Registration Statement and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the beneficial interest of the Trust, any such Registration Statement or amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned trustee himself might or could do.

IN WITNESS WHEREOF, DIREXION SHARES ETF TRUST has caused this power of attorney to be executed in its name by its Chairman of the Board, and the undersigned officers and trustees have hereunto set their hands and seals at New York, New York on this 10th day of February, 2021.

DIREXION SHARES ETF TRUST

By:	/s/ Daniel D. O’Neill
Name: Daniel D. O’Neill, Chairman of the Board

Signature	Title

/s/ David L. Driscoll	Trustee
David L. Driscoll

POWER OF ATTORNEY

The undersigned trustee of the DIREXION SHARES ETF TRUST, a Delaware statutory trust (the “Trust”), hereby nominates, constitutes and appoints Angela Brickl as his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead in any and all capacities, to make, execute and sign the Trust’s registration statement on Form N-1A (“Registration Statement”) under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any and all amendments to such Registration Statement and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the beneficial interest of the Trust, any such Registration Statement or amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned trustee himself might or could do.

IN WITNESS WHEREOF, DIREXION SHARES ETF TRUST has caused this power of attorney to be executed in its name by its Chairman of the Board, and the undersigned officers and trustees have hereunto set their hands and seals at New York, New York on this 10th day of February, 2021.

DIREXION SHARES ETF TRUST

By:	/s/ Daniel D. O’Neill
Name: Daniel D. O’Neill, Chairman of the Board

Signature	Title

/s/ Jacob C. Gaffey	Trustee
Jacob C. Gaffey

POWER OF ATTORNEY

The undersigned trustee of the DIREXION SHARES ETF TRUST, a Delaware statutory trust (the “Trust”), hereby nominates, constitutes and appoints Angela Brickl as his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead in any and all capacities, to make, execute and sign the Trust’s registration statement on Form N-1A (“Registration Statement”) under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any and all amendments to such Registration Statement and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the beneficial interest of the Trust, any such Registration Statement or amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned trustee himself might or could do.

IN WITNESS WHEREOF, DIREXION SHARES ETF TRUST has caused this power of attorney to be executed in its name by its Chairman of the Board, and the undersigned officers and trustees have hereunto set their hands and seals at New York, New York on this 10th day of February, 2021.

DIREXION SHARES ETF TRUST

By:	/s/ Daniel D. O’Neill
Name: Daniel D. O’Neill, Chairman of the Board

Signature	Title

/s/ Henry W. Mulholland	Trustee
Henry W. Mulholland

POWER OF ATTORNEY

The undersigned trustee of the DIREXION SHARES ETF TRUST, a Delaware statutory trust (the “Trust”), hereby nominates, constitutes and appoints Angela Brickl as her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead in any and all capacities, to make, execute and sign the Trust’s registration statement on Form N-1A (“Registration Statement”) under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any and all amendments to such Registration Statement and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the beneficial interest of the Trust, any such Registration Statement or amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned trustee herself might or could do.

IN WITNESS WHEREOF, DIREXION SHARES ETF TRUST has caused this power of attorney to be executed in its name by its Chairman of the Board, and the undersigned trustee have hereunto set their hands and seals at New York, New York on this 10th day of February, 2021.

DIREXION SHARES ETF TRUST

By:	/s/ Daniel D. O’Neill
Name: Daniel D. O’Neill, Chairman of the Board

Signature	Title

/s/ Kathleen Berkery	Trustee
Kathleen Berkery

POWER OF ATTORNEY

The undersigned trustee of the DIREXION SHARES ETF TRUST, a Delaware statutory trust (the “Trust”), hereby nominates, constitutes and appoints Angela Brickl as his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead in any and all capacities, to make, execute and sign the Trust’s registration statement on Form N-1A (“Registration Statement”) under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any and all amendments to such Registration Statement and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the beneficial interest of the Trust, any such Registration Statement or amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned trustee himself might or could do.

IN WITNESS WHEREOF, DIREXION SHARES ETF TRUST has caused this power of attorney to be executed in its name by its Chairman of the Board, and the undersigned officers and trustees have hereunto set their hands and seals at New York, New York on this 10th day of February, 2021.

DIREXION SHARES ETF TRUST

By:	/s/ Daniel D. O’Neill
Name: Daniel D. O’Neill, Chairman of the Board

Signature	Title

/s/ Patrick J. Rudnick	Principal Executive Officer
Patrick J. Rudnick	and Principal Financial Officer

VOTED: that the trustees of the ETF Trust, hereby nominate, constitute and appoint Angela Brickl his or her true and lawful attorney in fact and agent, for his or her and on his or her behalf and in his or her name, place and stead in any and all capacities, to make, execute and sign the ETF Trust’s registration statement on Form N-1A (each, a “Registration Statement”) under the Securities Act of 1933, and the Investment Company Act of 1940, and any and all amendments to such Registration Statement of the ETF Trust, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of the shares of beneficial interest of the ETF Trust, any such Registration Statement or amendments, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and its officers and trustees itself/themselves might or could do.

/s/ Angela Brickl
Angela Brickl
Chief Compliance Officer and Secretary of the Trust

Dated: February 10, 2021